EXHIBIT 10.26

                             SECURED PROMISSORY NOTE

$400,000.00                                                   New York, New York
                                                              August 22, 2008

         FOR VALUE RECEIVED, CHINA AMERICA HOLDINGS, INC., Inc., a Florida corporation (the "Company") (the "Borrower"), hereby unconditionally promise to pay to the order of CHINA DIRECT INVESTMENTS, INC. (the "Lender") at the location designated by Lender, in lawful money of the United States of America the principal sum of $400,000.00, together with interest on the unpaid principal amount outstanding at a rate of 4% per annum. All outstanding principal and interest accrued and unpaid on this Secured Promissory Note shall be payable in full on December 31, 2008 (the "Maturity Date").

SECTION 1: INTEREST

         Interest shall accrue during the term of this loan and shall be payable in full on the Maturity Date.

SECTION 2: PRINCIPAL

         The $400,000.00 principal amount of this Secured Promissory Note is due on December 31, 2008.

SECTION 3: MATURITY

         Subject to the terms and conditions hereof, the principal amount of this Secured Promissory Note plus the accrued interest shall be due and payable as stipulated in Sections 1 and 2 of this Secured Promissory Note on the Maturity Date, and shall be paid by the Borrower in cash, check, money order or by wire transfer.

SECTION 4: SECURITY

         As collateral security for the payment of this Secured Promissory Note, Borrower hereby collaterally assigns to Lender 53,654 shares of the common stock, $.0001 par value per share, of China Direct, Inc. (the "Collateral"). Borrower shall deliver to Lender a stock certificate for the Collateral including a stock power duly signed by an authorized officer of Borrower, signature guaranteed and such other documentation as may be reasonably requested by Lender in order to secure its interest in the Collateral.

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SECTION 5: DEFAULT

         In the event Borrower do not satisfy payment due as stipulated in Sections 1 and 2 and fully, faithfully, and punctually perform all of its obligations hereunder, Borrower will be in default of this Secured Promissory Note. In the event of default by the Borrower, Lender may, at its option, (i) declare the entire unpaid principal balance of this Secured Promissory Note together with accrued and unpaid interest immediately due and payable; (ii) sell the Collateral in a private or public sale without notice to Borrower and apply the proceeds of the sale of the Collateral towards repayment of the Borrower' obligations under this Secured Promissory Note; and (iii) pursue any other remedy available to Lender at law or in equity. After maturity, by acceleration or otherwise, this Note shall bear interest from the date of such maturity at the highest rate allowed by law. Payments, when received, shall be applied first to interest and the remainder to the reduction of the principal balance.

         This Secured Promissory Note has not been registered under the Securities Act of 1933. The Lender acknowledges that Lender is acquiring the securities represented hereby for investment and not with a view to distribution of the securities. The Lender acknowledges that a legend may be imposed on the common stock of the Company as may be required by the Securities Act of 1933.

         The Borrower and all endorsers, sureties and guarantors now or hereafter becoming parties hereto or obligated in any manner for the debt represented hereby, jointly and severally waive demand, notice of non-payment and protest and agree that if this Secured Promissory Note goes into default and is placed in the hands of an attorney for collection or enforcement of the undersigned's obligations hereunder, to pay attorney's fees and all other costs and expenses incurred in making such collection, including but not limited to attorney's fees and costs on appeal of any judgment or order.

         This Secured Promissory Note shall be governed by and construed in accordance with the laws of the State of Florida and shall be binding upon the successors, assigns, heirs, administrators and executors of the Company and inure to the benefit of the Lender, its successors, endorsees, assigns, heirs, administrators and executors.

                                        CHINA AMERICA HOLDINGS, INC.

                                        By: /s/ Dore Perler
                                            ---------------
                                            Dore Perler, Chief Executive Officer

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